                                              CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         1/31/98
                                                                                            Determination Date      2/11/98
                                                                                            Distribution Date       2/17/98


I.       All Payments on the Contract                                                                                 23,848,483.25
II.      All Liquidation Proceeds on the Contract with respect to Principal                                              259,727.89
III.     Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        434,087.93
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              318,992.12
VIII.   Transfers to the Pay-Ahead Account                                                                              (356,352.31)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $24,504,938.88
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
      (b)  Class A-1 Note Principal Distribution                                                             0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                       0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         466,502.21
      (b)  Class A-2 Note Principal Distribution                                                    17,600,961.18
            Aggregate Class A-2 Note Distribution                            151.82742348                             18,067,463.39

3.   (a)  Class A-3 Note Interest Distribution                                                         557,372.50
      (b)  Class A-3 Note Principal Distribution                                                             0.00
            Aggregate Class A-3 Note Distribution                             4.93250000                                 557,372.50

4.   (a)  Class A-4 Note Interest Distribution                                                         366,216.67
      (b)  Class A-4 Note Principal Distribution                                                             0.00
           Aggregate Class A-4 Note Distribution                              5.01666667                                 366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                         665,500.00
      (b)  Class A-5 Note Principal Distribution                                                             0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                                 665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                         449,533.33
      (b)  Class A-6 Note Principal Distribution                                                             0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                                 449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                         291,650.00
      (b)  Class A-7 Note Principal Distribution                                                             0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                                 291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                         441,291.67
      (b)  Class A-8 Note Principal Distribution                                                             0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                                 441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
      (b)  Class A-9 Note Principal Distribution                                                             0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                                 321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
      (b)  Class A-10 Note Principal Distribution                                                            0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                                 345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
      (b)  Class B Certificate Principal Distribution                                                        0.00
            Aggregate Class B Certificate Distribution                        5.45000000                                 244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                              339,398.06
       (b)  Reimbursement of prior Monthly Advances                                                    650,794.82
               Total Servicer Payment                                                                                    990,192.88

13.  Deposits to the Reserve Account                                                                                   1,764,730.80

Total Distribution Amount                                                                                            $24,504,938.88
                                                                                                               ===================

Reserve Account distributions:
-------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  226,414.96
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     1,538,315.84
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              54,929.89
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  373,206.40
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                  $2,192,867.09
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    5.598%                                                                        0.00
        (b) Class A-2 Notes    5.852%                                                                  466,502.21
        (c) Class A-3 Notes    5.919%                                                                  557,372.50
        (d) Class A-4 Notes    6.020%                                                                  366,216.67
        (e) Class A-5 Notes    6.050%                                                                  665,500.00
        (f) Class A-6 Notes    6.130%                                                                  449,533.33
       (g) Class A-7 Notes    @6.140%                                                                  291,650.00
       (h) Class A-8 Notes    @6.230%                                                                  441,291.67
        (i) Class A-9 Notes    6.320%                                                                  321,266.67
        (j) Class A-10 Notes   6.370%                                                                  345,041.67
                     Aggregate Interest on Notes                                                                       3,904,374.71
        (k) Class B Certificate6.540%                                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class A-7 Notes                                                                                   0.00
        (h) Class A-8 Notes                                                                                   0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                     0.00
        (b) Class A-2 Notes                                                   3.92018667               466,502.21
        (c) Class A-3 Notes                                                   4.93250000               557,372.50
        (d) Class A-4 Notes                                                   5.01666667               366,216.67
        (e) Class A-5 Notes                                                   5.04166667               665,500.00
        (f) Class A-6 Notes                                                   5.10833333               449,533.33
        (g) Class A-7 Notes                                                    5.11666667               291,650.00
        (h) Class A-8 Notes                                                    5.19166667               441,291.67
        (i) Class A-9 Notes                                                   5.26666667               321,266.67
        (j) Class A-10 Notes                                                  5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                 3,904,374.71
        (k) Class B Certificates                                              5.45000000                                 244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                            6,568,653.27
2.   Amount of Principal Prepayment Collected                                     422               10,542,194.80
3.   Amount of Liquidated Contract                                                12                   490,113.11
4.   Amount of Repurchased Contract                                                0                         0.00

       Total Formula Principal Distribution Amount                                                                    17,600,961.18

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                      0.00
        (b) Class A-2 Notes                                                                     0.8038660             95,660,057.49
        (c) Class A-3 Notes                                                                     1.0000000            113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000             73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000            132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000             88,000,000.00
        (g) Class A-7 Notes                                                                      1.0000000             57,000,000.00
        (h) Class A-8 Notes                                                                      1.0000000             85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000             61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000             65,000,000.00
        (k) Class B Certificates                                                                1.0000000             44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                       0.00
        (b) Class A-2 Notes                                                  147.90723681                             17,600,961.18
        (c) Class A-3 Notes                                                   0.00000000                                       0.00
        (d) Class A-4 Notes                                                   0.00000000                                       0.00
        (e) Class A-5 Notes                                                   0.00000000                                       0.00
        (f) Class A-6 Notes                                                   0.00000000                                       0.00
       (g) Class A-7 Notes                                                    0.00000000                                       0.00
       (h) Class A-8 Notes                                                    0.00000000                                       0.00
        (i) Class A-9 Notes                                                   0.00000000                                       0.00
        (j) Class A-10 Notes                                                  0.00000000                                       0.00
        (k) Class B Certificates                                              0.00000000                                       0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                      0.00
        (b) Class A-2 Notes                                                                     0.6559588             78,059,096.31
        (c) Class A-3 Notes                                                                     1.0000000            113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000             73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000            132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000             88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000             57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000             85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000             61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000             65,000,000.00
        (k) Class B Certificates                                                                1.0000000             44,895,285.54



          POOL DATA                                                                             Aggregate
-------------------------------
                                                                            No. of ContractsPrincipal Balance
1.   Pool Stated Principal Balance as of 1/31/98                                25,890        796,954,381.85

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      294                7,970,626.81    1.000%
              (b) 60-89 Days                                                      101                3,315,261.57    0.416%
              (c) 90-119 Days                                                     54                 1,680,916.12    0.211%
              (d) 120 Days +                                                      78                 2,869,070.10    0.360%


3.   Contracts Repossessed during the Due Period                                  13                   530,116.41

4.   Current Repossession Inventory                                               21                   813,125.99

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 12                   490,113.11
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     259,727.89
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    230,385.22

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       235,220.53

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            33                                     492,019.14

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.291%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                126.134



       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         0.602%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.  (a)  Average Net Loss Ratio                                 0.170%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.174%

3.  (a)  Servicer Replacement Percentage                        0.128%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                              339,398.06

2.   Servicer Advances                                                                                                   434,087.93

3.   (a)  Opening Balance of the Reserve Account                                                                      16,291,106.86
      (b)  Deposits to the Reserve Account                                                           1,764,730.80
      (c)  Investment Earnings in the Reserve Account                                                   77,705.46
      (d)  Distribution from the Reserve Account                                                    (2,642,605.98)
      (e)  Ending Balance of the Reserve Account                                                                      16,639,066.61

4.   Specified Reserve Account Balance                                                                                16,639,066.61

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                     1,022,765.33
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               268,384.13
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (505,312.86)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       785,836.60
